UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30, 2016
Date of reporting period: December 31, 2015

Item 1. Report to Stockholders.
The semi-annual report to stockholders for the six months ended December 31, 2015 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Semi-annual Report
December 31, 2015

priority-incomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

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PRIORITY INCOME FUND, INC.                                  4

Letter to Stockholders
Dear Stockholders,

We are pleased to present this semi-annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the six months ended December 31, 2015. Priority has made regular distributions for each of the past eight quarters and declared bonus distributions for each of the past eight quarters. We continue to be optimistic about the Company’s performance and investment opportunities that we believe will continue to drive income and distributions.

Dividend Policy
As a regulated investment company, the Company is required to pay out distributions which are determined in accordance with federal income tax regulations (distributable income), rather than accounting income. In certain periods, we expect our annual distributable income to be higher than our reportable accounting income. Our dividend policy factors in our estimate of our distributable income, which includes interest income from our underlying collateralized loan obligation (“CLO”) equity investments as well as the recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis. Because of this, distributions may differ from accounting income, as expressed by net investment income.

Market Commentary
In this semi-annual report, we collectively refer to “Senior Secured Loans” as senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated.

2015 represented a year of progress for Priority as we accomplished the following: (i) Priority made 36 collateralized loan obligation("CLO") equity investments totaling $129 million, (ii) increased the portfolio GAAP yield by 517 basis points, and (iii) continued to pay a base dividend and bonus dividend yielding almost 10%. Priority was able to accomplish this despite an increase in volatility in the U.S. fixed income markets. The volatility in the Senior Secured Loan market was driven in significant part by technical factors and the decline in commodity prices. We believe, however, that fundamentals continue to remain strong and the Senior Secured Loan and CLO markets continue to represent attractive areas for investment. Furthermore, we believe recent volatility creates an opportunity to make investments at attractive prices, and as a result, we have focused increasingly on opportunities in the secondary market for CLO equity.

Following a record setting year in 2014 with $124.1 billion of new CLOs formed, CLO issuance in 2015 declined to $98.1 billion.1 While issuance volume declined 21.0%, 2015 was the third highest issuance year on record. The decline in CLO issuance was driven by volatility in the fixed income markets and investors’ increased focus on CLO managers’ plans to comply with risk retention requirements. Risk retention has been a prominent industry topic since October 2014, when the U.S. government published the final regulations and implementation of the Dodd Frank Wall Street Reform and Consumer Protection Act for U.S. CLOs. As mentioned in the last Letter to Stockholders, the new rules will apply to all new CLOs issued after December 24, 2016 and require that CLO managers own a minimum of 5.0% of each CLO they manage. Some collateral managers have begun to move forward with risk retention compliant solutions. We have historically sought out CLO managers who have substantive stakes in the CLO funds managed by them. We believe our portfolio is well positioned with historically strongly performing collateral managers who we believe are likely to thrive in a post-risk retention environment.

Issuance in the Senior Secured Loan market for 2015 was $257.8 billion, a 31.6% decline from $376.4 billion in 2014.2 Increased regulatory oversight of Senior Secured Loans combined with retail mutual fund outflows, a decline in oil prices, general volatility in the U.S. fixed income markets, and a decline in refinancings contributed to this decline. Despite this decline in issuance, the outstanding balance of Senior Secured Loans reached a record level of $881 billion at December 31, 2015.2

The following factors drove the volatility experienced in the Senior Secured Loan and fixed income markets in 2015:

•
Commodity prices have declined since mid-2014, and specifically oil has declined from a recent peak of $110 a barrel in June 2014 to $37 a barrel in December 2015[3]. As a result, investors have been concerned with exposure to oil and gas

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PRIORITY INCOME FUND, INC.                                  5

companies. While oil and gas industry concentrations in the U.S. high-yield bond market is 16.4%4, exposure in the Senior Secured Loan market is 4.4% of the performing Senior Secured Loans in the Senior Secured Loan index2. Furthermore, Priority’s exposure to the Moody’s designated oil and gas sector is approximately 3.4%, down from 4.0% in June 2015 and 4.3% in January 2015. We have evaluated all of our oil and gas exposures with our CLO collateral managers, and we continue to actively monitor our positions in this sector.

•
Outflows from retail Senior Secured Loan mutual funds continued throughout 2015, in part driven by a lessened forecast for rising rates. The 10-year Treasury yield fell steadily from a high of 3.04% at December 31, 2013 to 2.17% at December 31, 2014, rising only slightly to 2.27% as of December 31, 2015.[13] Retail demand for Senior Secured Loans in the U.S. continued to decline in 2015, with $16.4 billion of redemptions in the year following $17.3 billion of redemptions in 2014.[4] 2015 ended with 23 consecutive weeks of redemptions for a combined redemption of $12.5 billion over that span.[5] The continued outflows in this market resulted in less demand for Senior Secured Loans.

•
The two factors above resulted in a decline in prices in all fixed income markets and the Senior Secured Loan market. The S&P Capital IQ Leverage Loan Index declined from 95.92% at December 31, 2014 to 91.26% at December 31, 2015.[6]

Despite prices in the Senior Secured Loan market declining in significant part due to the aforementioned technical factors, we believe fundamentals continue to remain strong:

•	The equity tranches of U.S. cash flow CLOs have delivered over 22.0% annual cash average yields since January 2003, and the annualized yield in 2015 was 24.4%.[7]

•
Default rates for senior secured loans continue to remain below the historical average in the U.S. of 2.35% from January 1, 2003 to December 31, 2015. The market default rate in December 2015 was 1.54%, one-seventh of the peak market default rate of 10.7% in October 2009.[8] The trailing 12 month default rate of the Senior Secured Loans underlying the CLOs held by the Company currently stands at 0.4%, substantially below the market TTM default rate of 1.54% as of December 2015. The outlook for defaults in 2016 of approximately 2.35% continues to reflect positive economic performance of the underlying borrowers and a low level of maturities.[8] Only 4.7% of the U.S. Senior Secured Loan market matures prior to 2018,[8] providing a 24-month runway of what is expected to be limited defaults. Risks to this outlook include ongoing stress in the oil and gas sector as well as macro volatility events such as slowdown of the Chinese economy.

•
We believe the continued moderate default environment provides a favorable backdrop to the historically strong cash flow performance of CLO equity tranches. While low current defaults are a positive indicator of credit performance, we are vigilant regarding market developments in terms of extensions of credit terms and structures. We believe credit quality has remained acceptable on an absolute and historically relative basis. Leverage has increased, but generally not to the levels seen in the large private equity leveraged buyouts of 2006-2007. Overall, the health of non-investment grade corporate borrowers continued to improve in 2015. Year-over-year earnings before interest, taxes, depreciation and amortization (“EBITDA”) growth among Senior Secured Loan borrowers remained positive but slowed to 6.2% (7.1% excluding issuers in the energy sector) in the third quarter of 2015, down from 7.1% during the prior three months and 9.5% during the comparable period in 2014.[10] Cash flow coverage continues to be strong: the average ratio of EBITDA less capital expenditures to cash interest remained close to historical highs at 3.1x in the fourth quarter of 2015 versus the lowest trough levels of 2007 of 2.1x.[2]

•
For CLO equity investors, the asset spreads of Senior Secured Loans are an important factor for performance. Short-term CLO equity performance can decline due to periods of downward movement in loan spreads even though CLO equity performance tends to benefit from extended periods of loan spread expansion or high spreads relative to long-term historical levels. Spreads for new issue single-B Senior Secured Loans declined in the first half of 2015 as flat retail flows in the second quarter of 2015 after four consecutive quarters of outflows encouraged issuers to bring forth refinancing transactions. However, single-b new issue spreads increased to 452 basis points at the end of 2015[11] as we saw increased volatility in fixed income markets and the resumption of redemptions from retail loan mutual funds. We believe the net effect in CLO loan pools remains positive with median weighted average asset spread in 2012-2014 vintage pools experiencing improvement in 2015.[12]

•
The U.S. Federal Reserve increased the federal funds rate by 0.25% to 0.50% on December 16, 2015, representing the first increase since 2006. While this first move in interest rates may have limited impact on asset returns from Senior

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  6

Secured Loans due to average LIBOR floors of approximately 1.00%, further rate increases may encourage the reversal of retail redemptions we have observed over the past 18 months.

Net Asset Value declined 3.6% from $13.39 at June 30, 2015 to $12.89 at December 31, 2015. The decline was primarily driven by the aforementioned volatility in the Senior Secured Loan market. We believe fundamentals of the investments held by Priority remain strong as (1) the portfolio GAAP yield increased by 245 basis points from June 30, 2015 to December 31, 2015, (2) the Priority's exposure to the oil and gas sector is 3.4% compared to 16.4% in the high-yield bond market, (3) Priority's portfolio TTM default rate of 0.40% is a fraction of the market TTM default rate of 1.54% at December 31, 2015(2), and (4) Priority continues to pay a base and bonus dividend that annualizes to approximately 10%.

We believe that the Senior Secured Loan market is well supported by the recovering U.S. economy, solid corporate fundamentals, increased demand for yield in a low interest rate environment and the continued health of the structured credit market. We expect Senior Secured Loans, which are primarily floating rate, should also perform well in a rising interest rate environment relative to other fixed income asset classes that are primarily fixed rate loans.

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

1 Wells Fargo Structured Products Research, the CLO Salmagundi: 2015-Year in Review, January 7, 2016
2 S&P Capital IQ - Leveraged Lending Review 4Q’15.
3 Bloomberg.
4 J.P. Morgan 2016 High-Yield Bond and Leveraged Loan Outlook, December 9, 2015.
5 S&P Capital IQ - Outflows from loan funds stay heavy close to 2015, January 4, 2016.
6 S&P Capital IQ - LCD Research All Loans Index Levels.
7 Citigroup Global Markets Research, CLO Equity - Performing as Marketed (January 26, 2011); 2012 Equity Study; Global Structured Credit Strategy, US CLO Equity - Dose of Realism (March 12, 2013); and Citigroup Global Markets Research (2014).
8 S&P Capital IQ - Leverage loan default rate rises to 9-month high in December, January 4, 2016.
9 Reflects the December 2015 point in time default rate on a total underlying collateral balance of approximately $31.8 billion, which includes loans, bonds and cash.
10 S&P Capital IQ - LCD Research EBITDA Growth 3Q’15.
11 S&P Capital IQ - LCD LoanStats Trend Lines.
12 Morgan Stanley Research, CLO Market Tracker, December 11, 2015.
13U.S. Department of Treasury

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  7

Portfolio Composition - At a Glance
Top Ten Holdings
As of December 31, 2015

Portfolio Company	Investment	Maturity	Fair Value	% of Net Assets
Madison Park Funding XIV, Ltd.	Subordinated notes	7/20/2026	8,487,035	7.2%
Madison Park Funding XIII, Ltd.	Subordinated notes	1/19/2025	8,078,603	6.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.	Subordinated notes	10/18/2027	6,558,293	5.5%
Symphony CLO XII, Ltd.	Subordinated notes	1/15/2025	5,797,251	4.9%
CIFC Funding 2015-I, Ltd.	Subordinated notes	1/22/2027	5,747,193	4.8%
Octagon Investment Partners XXII, Ltd.	Subordinated notes	11/25/2025	4,721,291	4.0%
Mountain View CLO 2015-9 Ltd.(4)	Subordinated notes	7/15/2027	4,402,049	3.7%
West CLO 2014-1 Ltd.	Subordinated notes	7/18/2026	4,253,319	3.6%
CIFC Funding 2012-II, Ltd.	Subordinated notes	12/5/2024	4,209,002	3.5%
Symphony CLO XVI, Ltd.	Subordinated notes	7/15/2027	4,147,786	3.5%

Portfolio Composition

Number of Loans Underlying the Company's CLO Investments	3,416
Dollar Amount of Loans Underlying the Company's CLO Investments	$31.8 billion
Percentage of Collateral Underlying the Company's CLO Investments that are in Default	0.40%
Last Twelve Months Default Rate of Collateral Underlying the Company's CLO Investments	0.40%

Maturity of Portfolio Securities

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PRIORITY INCOME FUND, INC.                                  8

Below is a summary description of our portfolio investments as of December 31, 2015.

Number of loans underlying the Company's CLO investments	3,416
Largest exposure to any individual borrower	0.89%
Average individual borrower exposure	0.08%
Aggregate exposure to 10 largest borrowers	7.11%
Aggregate exposure to senior secured loans	95.18%
Weighted average stated spread	3.84%
Weighted average LIBOR floor	0.97%
Weighted average percentage of floating rate loans with LIBOR floors	93.75%
Weighted average credit rating of underlying collateral	B1/B2
Weighted average maturity of underlying collateral	4.9 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Ratings Distribution (Moody's / S&P)(1)
Quarter-End	Aaa/AAA	A/A	Ba/BB	B/B	Caa/CCC and Lower	Unrated
12/31/2015	0.02% / 0.02%	0.00% / 0.02%	29.90% / 22.20%	60.93% / 66.78%	4.30% / 2.36%	1.75% / 5.89%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  9

Statement of Assets and Liabilities (unaudited)
As of December 31, 2015

Assets
Investments, at value (amortized cost: $119,531,170)	$112,313,703
Cash and cash equivalents	7,902,155
Prepaid expenses	79,938
Due from affiliate (Note 5)	29,418
Total assets	120,325,214
Liabilities
Due to Adviser (Note 5)	1,157,368
Accrued expenses	296,664
Tax Payable	182,124
Due to Administrator (Note 5)	31,100
Payable for capital shares sold	23,389
Total liabilities	1,690,645
Net assets	$118,634,569

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 8,663,147, 139,009 and 403,522 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively (Note 4)	$92,057
Paid-in capital in excess of par	124,831,621
Accumulated net investment income	10,667,488
Dividends paid to stockholders	(9,744,014)
Accumulated net realized gain	4,884
Net unrealized appreciation (depreciation) on investments	(7,217,467)
Net assets	$118,634,569

Net asset value per share	$12.89
See accompanying notes to financial statements.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  10

Statement of Operations (unaudited)
For the Six Months Ended December 31, 2015

Investment income
Interest income from investments	$8,143,429
Total investment income	8,143,429
Expenses
Base management fee (Note 5)	999,852
Incentive fee (Note 5)	1,173,123
Total investment advisory fees	2,172,975

Audit and tax expense	293,650
Administrator costs (Note 5)	210,147
Excise tax expense	182,124
Adviser shared service expense (Note 5)	150,315
Transfer agent fees and expenses	146,456
Valuation services	136,170
Insurance expense	58,885
Legal expense	48,417
Due diligence expense	32,434
Director fees	27,903
General and administrative	7,663
Total expenses	3,467,139
Payments by Adviser (Note 5)	(19,745)
Expense support reimbursement (Note 5)	(3,447,394)
Net expenses	—
Net investment income	8,143,429
Realized and unrealized gain (loss) from investments
Net realized gain from investments	24,772
Net change in unrealized appreciation (depreciation) on investments	(8,722,687)
Net realized and unrealized loss from investments	(8,697,915)
Net decrease in net assets resulting from operations	$(554,486)

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  11

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2015	June 30, 2015
	(Unaudited)	(Audited)
Net (Decrease) Increase in net assets resulting from operations:
Net investment income	$8,143,429	$4,038,474
Net realized gain (loss) from investments	24,772	(4,606)
Net unrealized appreciation (depreciation) on investments	(8,722,687)	1,432,835
Net (decrease) increase in net assets resulting from operations	(554,486)	5,466,703
Dividends to stockholders:
Dividend from net investment income (Note 7)	(5,606,846)	(3,862,328)
Total dividends to stockholders	(5,606,846)	(3,862,328)
Capital transactions:
Gross proceeds from shares sold (Note 4)	57,785,572	64,644,412
Commissions and fees on shares sold (Note 5)	(4,190,795)	(4,940,187)
Reinvestment of dividends (Note 4)	2,898,595	1,813,738
Repurchase of common shares (Note 4)	(733,108)	—
Offering costs	(202,011)	(671,734)
Net increase in net assets from capital transactions	55,558,253	60,846,229
Total increase in net assets	49,396,921	62,450,604
Net assets
Beginning of year or period	69,237,648	6,787,044
End of year or period(a)	$118,634,569	$69,237,648

(a)Includes dividends in excess of net investment income of:	$—	$(110,468)
See accompanying notes to financial statements.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  12

Statement of Cash Flows (unaudited)
For the Six Months Ended December 31, 2015

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(554,486)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(49,576,448)
Proceeds from collection of investment principal	4,115,331
Accretion of purchase discount, net	(2,380,395)
Net unrealized depreciation on investments	8,722,687
Realized gain from investments	(24,772)
(Increase) Decrease in operating assets:
Due from Adviser	4,288,705
Prepaid expenses	21,796
Due from affiliate	(18,959)
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	(7,185,500)
Due to Adviser	(4,295,902)
Accrued expenses	(39,484)
Payable for capital shares sold	23,392
Due to Administrator	30,871
Tax payable	182,124
Net cash used in operating activities	(46,691,040)
Cash flows provided by financing activities:
Gross proceeds from shares sold	57,785,572
Commissions and fees on shares sold	(4,190,795)
Offering costs	(202,011)
Repurchase of common shares	(733,108)
Dividends paid to stockholders	(2,708,250)
Net cash provided by financing activities	49,951,408
Net increase in cash and cash equivalents	3,260,368
Cash and cash equivalents, beginning of period	4,641,787
Cash and cash equivalents, end of period	$7,902,155
Supplemental non-cash information
Value of shares issued through reinvestment of dividends	$2,898,595

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  13

Schedule of Investments
As of December 31, 2015

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated notes	13.21%	7/15/2026	$500,000	$441,718	$379,780	0.3%
Apidos CLO XVIII	Subordinated notes	12.61%	7/22/2026	750,000	668,313	583,400	0.5%
Apidos CLO XXI	Subordinated notes	15.66%	7/18/2027	5,000,000	4,774,325	3,966,775	3.3%
Apidos CLO XXII	Subordinated notes	16.02%	10/31/2027	3,000,000	2,625,781	2,328,980	2.0%
Babson CLO Ltd. 2014-II	Subordinated notes	16.30%	10/17/2026	1,000,000	844,612	771,553	0.7%
Babson CLO Ltd. 2014-III(5)	Subordinated notes	14.90%	1/15/2026	250,000	218,632	197,977	0.2%
Babson CLO Ltd. 2015-I	Subordinated notes	17.43%	4/20/2027	3,000,000	2,607,504	2,359,995	2.0%
BlueMountain CLO 2012-2 Ltd.	Subordinated notes	16.22%	11/20/2024	3,000,000	2,499,358	2,304,646	1.9%
BlueMountain CLO 2013-2 Ltd.	Subordinated notes	24.77%	1/22/2025	1,900,000	1,468,888	1,518,730	1.3%
BlueMountain CLO 2014-1 Ltd.	Subordinated notes	16.08%	4/30/2026	250,000	207,323	192,128	0.2%
Cent CLO 21 Limited(5)	Subordinated notes	13.91%	1/27/2026	500,000	418,209	373,444	0.3%
CIFC Funding 2006-II, Ltd.	Preferred shares	9.06%	3/1/2021	406,629	162,093	127,353	0.1%
CIFC Funding 2012-II, Ltd.	Subordinated notes	19.57%	6/5/2024	6,000,000	4,353,703	4,209,002	3.5%
CIFC Funding 2013-II, Ltd.	Subordinated notes	13.57%	4/21/2025	250,000	213,115	191,442	0.2%
CIFC Funding 2014, Ltd.	Subordinated notes / Income notes	18.61%	4/18/2025	2,250,000	1,621,935	1,653,856	1.4%
CIFC Funding 2014-IV, Ltd.(5)	Income notes	14.38%	10/17/2026	1,000,000	796,993	729,245	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated notes	21.38%	1/22/2027	7,500,000	6,010,436	5,747,193	4.8%
Covenant Credit Partners CLO I, Ltd.(6)	Subordinated notes / Subordinated fee note	18.30%	7/20/2026	4,390,245	2,866,112	2,564,082	2.2%
Covenant Credit Partners CLO II, Ltd.(7)	Subordinated notes / Subordinated fee note	16.62%	10/17/2026	4,392,156	3,226,209	2,943,849	2.5%
Flagship CLO V	Subordinated securities	12.99%	9/20/2019	150,000	21,183	18,223	—%
Galaxy XVII CLO, Ltd.(5)	Subordinated notes	13.11%	7/15/2026	250,000	201,112	178,995	0.2%
Galaxy XVIII CLO, Ltd.	Subordinated notes	21.57%	10/15/2026	1,250,000	833,826	878,604	0.7%
Halcyon Loan Investors CLO I, Ltd.	Subordinated notes	8.56%	11/20/2020	504,000	187,103	144,703	0.1%
Halcyon Loan Advisors Funding 2014-2 Ltd.(5)	Subordinated notes	18.49%	4/28/2025	400,000	319,464	308,632	0.3%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Preferred shares	15.81%	10/22/2025	500,000	428,691	366,052	0.3%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Income notes	20.10%	4/20/2027	3,000,000	2,553,898	2,436,541	2.1%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated notes	19.76%	7/25/2027	3,000,000	2,828,461	2,775,165	2.3%
Halcyon Loan Advisors Funding 2015-3 Ltd.(2) (5)	Subordinated notes	17.54%	10/18/2027	7,000,000	6,856,463	6,558,293	5.5%
HarbourView CLO VII, Ltd.(5)	Subordinated notes	17.64%	10/18/2026	275,000	210,190	189,774	0.2%
Jefferson Mill CLO Ltd.(5)	Subordinated notes	12.24%	7/20/2027	5,000,000	4,365,430	3,508,120	3.0%
LCM XV Limited Partnership	Income notes	10.78%	8/25/2024	250,000	200,015	164,365	0.1%
LCM XVI Limited Partnership	Income notes	15.58%	7/15/2026	5,000,000	3,891,693	3,238,442	2.7%
LCM XVII Limited Partnership	Income notes	14.13%	10/15/2026	500,000	429,578	351,095	0.3%

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  14

Portfolio Investments(1)	Investment	Estimated Yield(2)	Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Madison Park Funding XIII, Ltd.(2) (5)	Subordinated notes	25.89%	1/19/2025	$10,000,000	$6,990,068	$8,078,603	6.8%
Madison Park Funding XIV, Ltd.(2) (5)	Subordinated notes	21.22%	7/20/2026	10,500,000	8,254,354	8,487,035	7.2%
Madison Park Funding XV, Ltd.	Subordinated notes	21.43%	1/27/2026	3,000,000	2,495,105	2,430,357	2.0%
MC Funding Ltd.	Preferred shares	2.79%	12/20/2020	387,965	177,103	122,657	0.1%
Mountain View CLO 2014-1 Ltd.	Income notes	16.70%	10/15/2026	1,000,000	792,949	759,037	0.6%
Mountain View CLO 2015-9 Ltd.(5)	Subordinated notes	15.95%	7/15/2027	5,000,000	4,826,976	4,402,049	3.7%
Ocean Trails CLO II	Subordinated notes	20.29%	6/27/2022	367,064	130,995	144,285	0.1%
Octagon Investment Partners XVIII, Ltd.(5)	Subordinated notes	21.22%	2/16/2024	2,800,000	2,108,858	2,123,481	1.8%
Octagon Investment Partners XX, Ltd.	Subordinated notes	13.52%	8/12/2026	500,000	433,468	371,936	0.3%
Octagon Investment Partners XXII, Ltd.	Subordinated notes	18.33%	11/25/2025	6,500,000	4,927,950	4,721,291	4.0%
Octagon Loan Funding, Ltd.	Subordinated notes	17.00%	11/18/2026	2,550,000	2,070,129	1,967,109	1.7%
OZLM VII, Ltd.	Subordinated notes	22.98%	7/17/2026	2,450,000	1,675,239	1,665,108	1.4%
OZLM VIII, Ltd.	Subordinated notes	14.62%	10/17/2026	750,000	597,177	554,504	0.5%
Phoenix III (formerly, Avenue CLO VI, Ltd.)	Subordinated notes	18.16%	7/17/2019	556,629	170,457	185,639	0.2%
Regatta IV Funding Ltd.	Subordinated notes	14.38%	7/25/2026	250,000	197,874	184,845	0.2%
Symphony CLO XI Limited Partnership	Subordinated notes	16.28%	1/17/2025	2,000,000	1,654,939	1,536,833	1.3%
Symphony CLO XII, Ltd.	Subordinated notes	23.34%	10/15/2025	9,500,000	6,568,178	5,797,251	4.9%
Symphony CLO XIV, Ltd.(5)	Subordinated notes	12.23%	7/14/2026	750,000	628,720	552,498	0.5%
Symphony CLO XVI, Ltd.	Subordinated notes	13.99%	7/15/2027	5,000,000	4,978,214	4,147,786	3.5%
Voya IM CLO 2013-3, Ltd. (formerly, ING IM CLO 2013-3, Ltd.)	Subordinated notes	19.97%	1/18/2026	4,000,000	2,830,800	2,525,558	2.1%
Voya IM CLO 2014-1, Ltd. (formerly, ING IM CLO 2014-1, Ltd.)(5)	Subordinated notes	16.91%	4/18/2026	250,000	210,258	198,313	0.2%
Voya CLO 2014-3, Ltd.	Subordinated notes	17.64%	7/25/2026	2,000,000	1,534,305	1,380,861	1.2%
Voya CLO 2014-4, Ltd.	Subordinated notes	15.84%	10/14/2026	1,000,000	877,164	778,541	0.7%
Voya CLO 2015-2, Ltd.	Subordinated notes	12.96%	7/23/2027	500,000	476,484	379,399	0.3%
Washington Mill CLO Ltd.(5)	Subordinated notes	13.23%	4/20/2026	400,000	342,079	304,974	0.3%
West CLO 2014-1 Ltd.	Subordinated notes	19.14%	7/18/2026	5,375,000	4,228,961	4,253,319	3.6%
Total Collateralized Loan Obligation - Equity Class					119,531,170	112,313,703	94.7%
Total Portfolio Investments					$119,531,170	$112,313,703	94.7%

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PRIORITY INCOME FUND, INC.                                  15

(1) The Company does not "control" any of the portfolio investments as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities.

(2) The Company is affiliate of these portfolio investments as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(3) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions. The weighted average estimated yield for the portfolio is 18.54%.

(4) Fair value is determined by or under the direction of the Company's Board of Directors. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.
(5) Co-investment with another fund managed by an affiliate of the Adviser. See Note 5.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $390,245, respectively.
(7) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                  16

Table of Contents

Notes to Financial Statements (unaudited)
December 31, 2015

Note 1. Principal Business and Organization
Priority Income Fund, Inc., formerly known as Priority Senior Secured Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the "Adviser"), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. and 50% by Behringer Harvard Holdings, LLC ("BHH").

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (May 9, 2013). On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the "Minimum Offering Requirement"), and as a result, broke escrow and commenced making investments.

On February, 25, 2016, we filed an amendment to our current registration statement filed on Form N-2 with the Securities and Exchange Commission in order to extend the offering period for shares of Company common stock for an additional period of 18 months. As a result the offering period would be extended through November 9, 2017, unless further extended by the our Board of Directors.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash and cash equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash equivalents are carried at cost which approximates fair value. At December 31, 2015, cash and cash equivalents consisted solely of money market funds.
Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

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PRIORITY INCOME FUND, INC.                                  17

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S.
government securities are categorized in level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the "Board") has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in level 3 of the fair value hierarchy:

1.	each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.	the independent valuation firm conducts independent valuations and make its own independent assessments;

3.	the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.
the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer's ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition
Interest income from investments in the “equity” positions of CLO funds (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is determined and updated periodically, as needed.

Offering and Organization Costs
Offering and organization costs prior to the commencement of operations were capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, offering costs were amortized as an expense over a twelve month period ended May 9, 2014 on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations against paid-in capital in excess of par value on the statement of assets and liabilities. Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited

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PRIORITY INCOME FUND, INC.                                  18

to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to and from Adviser
Amounts are due from our Adviser for expense support and due to our Adviser for base management fees, incentive fees, routine non-comp overhead, operating expenses incurred on behalf of the Fund and up to 2% of offering and organization expenses incurred on behalf of the Fund. The due to and from Adviser balances are presented net in the statement of assets and liabilities in accordance with ASC 210-20-45-1 because; the amounts owed between the two parties are determinable, we have the right to set off the amount owed to us from our Adviser against the amount that we owe to our Adviser and we have the right and intention to offset these balances.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Federal and State Income Taxes
The Company has elected to be treated as a RIC and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2015, the Company incurred an excise tax expense of $182,124.

If the Company fails to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2015 and for the period then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. We have analyzed the Company’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015 no provision for income tax is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2015 remain subject to examination by the Internal Revenue Service and state departments of revenue.

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PRIORITY INCOME FUND, INC.                                  19

The tax basis components of distributable earnings differ from the amounts reflected in the statement of assets and liabilities due to temporary book/tax differences primarily arising from investments in CLO equity.

Recent Accounting Pronouncements
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

Note 3. Portfolio Investments
Purchases and sales of investment securities (excluding short-term securities) for the six months ended December 31, 2015 were $49,576,448. During the six months ended December 31, 2015, one CLO was called for redemption and aggregate proceeds of $571,061 were received. During the six months ended December 31, 2015, there was a realized gain of $24,772 as a result of the call.

The following table summarizes the inputs used to value the Company's investments measured at fair value as of December 31, 2015.

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Securities	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$112,313,703	$112,313,703

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value.

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2015	$73,170,106
Net realized gain from investments	24,772
Net change in unrealized appreciation (depreciation) on investments	(8,722,687)
Purchases of investments	49,576,448
Sales and repayments of portfolio investments	(4,115,331)
Accretion of purchase discount, net	2,380,395
Transfers into level 3(1)	—
Transfers out of level 3(1)	—
Fair Value at December 31, 2015	$112,313,703

Net change in unrealized appreciation (depreciation) attributable to level 3 investments still held at the end of the period	$(9,719,516)

(1) There were no transfers between level 1 and level 2 during the year.

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PRIORITY INCOME FUND, INC.                                  20

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of level 3 investments as of December 31, 2015.

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Collateral Loan Obligations - Equity Class	$112,313,703	Discounted Cash Flow	Discount Rate	14.57% - 28.73%	20.65%

In determining the range of fair value for investments in CLOs, management and the independent valuation firm used a discounted cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view. For each CLO security, the most appropriate valuation approach was chosen from alternative approaches to ensure the most accurate valuation for such security. A cash flow model is used to store the collateral data, generate collateral cash flows from the assets based on various assumptions for the risk factors, and distribute the cash flows to the liability structure based on the payment priorities, and discount the cash flows back using proper discount rates.

The discounted cash flow model considers the CLO structure as well as current asset and liability characteristics based upon information derived from data sources such as the CLOs' trustee reports and indentures. Key model inputs include reinvestment asset spread, expected prepayment rate, default rate and recovery rate for the underlying collateral held in the CLOs. These inputs are derived by reference to a variety of market sources and historical performance metrics. A discount rate is applied to the expected future cash flows from the CLOs derived from the third-party cash flow model, which reflects the perceived level of risk that would be used by another market participant in determining fair value. An analysis of the observable risk premium data as well as the structural strength and credit quality of the CLOs is undertaken in determining the discount rate.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

CLO investments may be riskier and less transparent than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans. The Company’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Company on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets. The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third-party CLO collateral managers.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

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PRIORITY INCOME FUND, INC.                                  21

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bear its own pro rata portion of the Company's expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the six months and year ended December 31, 2015 and June 30, 2015, respectively:

	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six months ended December 31, 2015:
Shares sold	3,491,100	$52,493,473	123,884	$1,761,996	254,677	$3,530,103	3,869,661	$57,785,572
Shares issued from reinvestment of distributions	212,631	2,803,259	632	8,343	6,667	86,993	219,930	2,898,595
Shares reacquired	(48,140)	(636,245)	—	—	(7,280)	(96,863)	(55,420)	(733,108)
Net increase from capital transactions	3,655,591	$54,660,487	124,516	$1,770,339	254,064	$3,520,233	4,034,171	$59,951,059

Year ended June 30, 2015:
Shares sold	4,221,905	$58,264,160	14,078	$194,530	90,256	$1,245,534	4,326,239	59,704,224
Shares issued from reinvestment of distributions	135,036	1,773,135	415	5,434	2,675	35,169	138,126	1,813,738
Shares reacquired	—	—	—	—	—	—	—	—
Net increase from capital transactions	4,356,941	$60,037,295	14,493	$199,964	92,931	$1,280,703	4,464,365	$61,517,962

At December 31, 2015, the Company has 8,663,147, 139,009 and 403,522 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company intends to conduct quarterly tender offers pursuant to its share repurchase program. The Company’s Board will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

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PRIORITY INCOME FUND, INC.                                  22

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015, and the repurchase occurred in July 2015. The second such tender offer commenced in August 2015, and the repurchase occurred in October 2015.

The following table sets forth the number of common shares that were repurchased by the Company:

For the Six Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2016
December 31, 2015	October 31, 2015	49,045	100%	$13.73	$673,388

The Company made an offer to purchase, dated August 28, 2015, up to 49,045 shares of its issued and outstanding common shares. The offer began on September 4, 2015 and expired at 12:00 Midnight, Eastern Time, on October 5, 2015. Stockholders may withdraw their tendered shares after November 2, 2015, which is 59 business days after the commencement of the offer, if payment has not been made by that date. Payment was made on October 13, 2015 and a total of 49,045 shares, representing 44,765 Class R shares and 4,280 Class I shares, were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC ("BHH"). The Adviser manages the day-to-day operations of, and provide investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company's average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment

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PRIORITY INCOME FUND, INC.                                  23

income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

Expense Support and Conditional Reimbursement Agreement
On February 10, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated on December 17, 2014 and February 24, 2015) (the "Expense Support Agreement"), whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount up to the difference between distributions to the Company’s stockholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such quarter ("Expense Support Reimbursement"). To the extent that there are no dividends or other distributions to the Company’s stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter shall be equal to such amount necessary in order for available operating funds for the month to equal zero. Available operating funds is the sum of (i) the Company's net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company's net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments ("Available Operating Funds"). The terms of the Expense Support Agreement commenced with the calendar quarter ended March 31, 2014 and continues quarterly thereafter until May 9, 2016, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an "Expense Payment") for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the "Expense Payment Date"). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter ("Excess Operating Funds") on a date mutually agreed upon by the Adviser and the Company (each such date, a "Reimbursement Date), the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize such distributions from the Company being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses.

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PRIORITY INCOME FUND, INC.                                  24

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	—	$668,599	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	—	582,112	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	—	834,881	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	—	355,993	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	—	801,050	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	951,871	1.06%	7.00%	June 30, 2018
September 30, 2015	1,504,116	—	1,504,116	1.16%	7.00%	September 30, 2018
December 31, 2015	1,943,279	—	1,943,278	0.95%	7.00%	December 31, 2018
	Total		$7,641,900
(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was incurred by the Advisor. Annualized distribution rate does not include bonus dividends paid to stockholders.

During the six months ended December 31, 2015, the Adviser paid the Fund $323,834 for expense support pursuant to the Expense Support Agreement and interest on the unpaid expense support net of reimbursable offering and organization expenses, base management fees, incentive fees and routine non-compensation overhead expense.

Administration Agreement
Additionally, on May 9, 2013, the Company entered into an administration agreement (the "Administration Agreement") with Prospect Administration LLC (the "Administrator"), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. During the six months ended December 31, 2015, $210,147 in administrator costs were incurred by the Fund.

Investor Services Agreement
The Company also entered into an investor services agreement (the "Investor Services Agreement") under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the Shares offered in the Offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA Shares offered in the Offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

For the six months ended December 31, 2015, fees and expenses incurred by the Company related to its affiliates or subsidiaries of its affiliates were as follows:

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PRIORITY INCOME FUND, INC.                                  25

Related Party	Source Agreement	Description	Six Months Ended December 31, 2015
Priority Senior Secured Income Management LLC	Investment Advisory Agreement	Base management fee(1)	$999,852
Priority Senior Secured Income Management LLC	Investment Advisory Agreement	Incentive fee(2)	1,173,123
Prospect Administration LLC	Administration Agreement	Administrator (3)	210,147
Provasi Capital Partners LP	Dealer Manager Agreement	Commissions and fees on shares sold(4)	4,190,795
Priority Senior Secured Income Management LLC	Investment Advisory Agreement	Routine non-compensation overhead expenses(5)	35,375
Provasi Harvard Holdings, LLC	Investor Services Agreement	Investor services fee(6)	114,940

(1)During the period ended December 31, 2015, $481,387 in base management fees were paid to the Adviser. As of December 31, 2015, $591,890 in base management fees were payable to the Adviser, which is shown as part of Due to Adviser on the statement of assets and liabilities.

(2)During the six months ended December 31, 2015, $376,182 in incentive fees were paid to the Adviser. As of December 31, 2015, $702,742 in incentive fees were payable to the Adviser, which is shown as part of Due to Adviser on the statement of assets and liabilities.

(3)During the six months ended December 31, 2015, $179,275 in administrator costs were paid to the Administrator. As of December 31, 2015, $31,100 in administrator costs were payable to the Administrator.

(4)During the six months ended December 31, 2015, selling commissions were $3,143,094 and dealer-manager fees were $1,047,701.

(5)During the six months ended December 31, 2015, $21,136 in routine non-comp overhead expenses were paid to the Adviser. As of December 31, 2015, $15,613 in routine non-compensation overhead expenses were payable to the Adviser. Routine non-compensation overhead expense is included as part of Adviser shared service expense on the statement of operations.

(6)During the six months ended December 31, 2015, $114,940 in investor services fees was incurred by the Company, which is included as part of Adviser shared service expense on the statement of operations. As of December 31, 2015, $114,940 in investor services fees was due to a subsidiary of BHH, which is shown as part of Due to Adviser on the statement of assets and liabilities.

Organization and Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering and organization costs of $202,011 for the six months ended December 31, 2015, which was charged against paid-in capital in excess of par value. Offering and organization expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At December 31, 2015, total due to Adviser for organization and offering costs, and operating expenses paid on behalf of the Company is $1,790,403.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company's securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the "Order") that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc., subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company's Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company's independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company's stockholders and is consistent with the Company's investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is

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PRIORITY INCOME FUND, INC.                                  26

an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of December 31, 2015, we had co-investments with Prospect Capital Corporation in the following CLO funds: Apidos CLO XXII, Babson CLO Ltd. 2014-III; Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd. and Washington Mill CLO Ltd.
As of December 31, 2015, the Company had co-investments with Pathway Energy Infrastructure Fund, Inc. in Madison Park Funding XIII, Ltd. and Madison Park Funding XIV, Ltd.

Allocation of Expenses
The Company has allocated expenses related to valuation services and other general and administrative expenses attributable to Prospect Capital Corporation ("PCC"), which totaled $57,829 for the six months ended December 31, 2015. As of December 31, 2015, $29,418 was due from PCC and is included within due from affiliate.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2015, $27,903 was payable to the independent directors of the Company, which is included within Accrued Expenses on the statement of assets and liabilities. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The company distributed $5,606,846 to stockholders for the six months ended December 31, 2015. The following table summarizes the Company's distributions declared and payable for the six months ended December 31, 2015.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 6, 10, 17, 24, and 31, 2015	August 3, 2015	0.10070	$554,338
August 7, 14, 21, and 28, 2015	August 31, 2015	0.08056	497,476
September 4, 11, 18, and 25, 2015(b)	September 28, 2015	0.19306	1,363,879
October 2, 9, 16, 23, and 30, 2015	November 2, 2015	0.10070	762,930
November 6, 13, 20, and 27, 2015	November 30, 2015	0.08056	663,203
December 4, 11, 18, and 28, 2015(b)	December 29, 2015	0.19578	1,765,020
Total declared and paid for the period ended December 31, 2015			$5,606,846

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2015 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following dividends were previously declared and will be payable subsequent to December 31, 2015.

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PRIORITY INCOME FUND, INC.                                  27

Record Date	Payment Date	Total Amount per Share(a)
January 4, 8, 15, 22, and 29, 2016	February 1, 2016	$0.08272
February 5, 12, 19, and 26, 2016	February 29, 2016	0.08272
March 4, 11, 18, and 28, 2016(b)	March 29, 2016	0.18892

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through dividends will be distributed after payment of fees and expenses.

Following commencement of the Company's continuous public offering, substantial portions of the Company's dividends to stockholders have been funded through reimbursement of operating expenses by the Adviser that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company's dividends to stockholders was paid from offering proceeds. Any such dividends funded through expense reimbursements were not based on the Company's investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. For the six months ended December 31, 2015, the Company did not repay any amounts to the Adviser for Expense Payments. There can be no assurance that the Company will achieve the performance necessary to sustain its dividends or that the Company will be able to pay dividends at a specific rate or at all.

The determination of the tax characterization (i.e., paid from ordinary income, paid from net capital gains, and/or a return of capital which is a nontaxable distribution) of distributions is made annually at the end of the Company's fiscal year based upon its taxable income for the full year and dividends paid for the full year.

The Company has adopted an "opt in" distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically "opting in" to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The company issued 212,631 of Class R, 632 of Class RIA and 6,667 of Class I shares, of its common stock in connection with the dividends reinvestment plan for the six months ended December 31, 2015.

Note 7. Income Taxes
While both our fiscal year end and our tax year end is June 30, the information presented in this footnote is based on the six months ended December 31, 2015.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof.

The tax character of dividends paid to shareholders during the six-month period ended December 31, 2015 was as follows:

December 31, 2015
Ordinary income	$5,606,846
Capital gain	—
Return of capital	—
Total dividends paid to shareholders	$5,606,846

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PRIORITY INCOME FUND, INC.                                  28

While the tax character of dividends paid to shareholders for the six months ended December 31, 2015 is expected to be characterized as ordinary income, the final determination of the tax character of dividends for this period will not be made until we file our tax returns for the tax year ending June 30, 2016.

Taxable income generally differs from GAAP net income resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the GAAP net income resulting from operations to taxable income for the six-month period ended December 31, 2015:

December 31, 2015
GAAP net investment income	$8,143,429
GAAP to tax related difference from investments in CLOs	(163,714)
Other GAAP to tax differences	172,689
Taxable income before deductions for distributions	$8,152,404

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. The Regulated Investment Company Modernization Act (the “RIC Modernization Act”) was enacted on December 22, 2010. Under the RIC Modernization Act, capital losses incurred by taxpayers in taxable years beginning after the date of enactment will be allowed to be carried forward indefinitely and are allowed to retain their character as either short-term or long-term losses. As such, the capital loss carryforwards generated by us from inception will not be subject to expiration. Any losses incurred in post-enactment tax years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As of December 31, 2015 we had capital loss carryforwards of approximately $192,990 available for use in later tax years. This entire amount is not subject to expiration. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, substantially all of the Company's capital loss carryforwards may become permanently unavailable due to limitations by the Code.

As of December 31, 2015, the cost basis of investments for tax purposes was $130,502,682 resulting in estimated gross unrealized depreciation of $18,188,979.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal excise taxes, among other items. During the six months ended December 31, 2015, we increased overdistributed net investment income by $182,124 and decreased capital in excess of par value by $182,124. We did not increase the accumulated net realized loss on investments during this period.

Note 8. Concentration of Credit Risk
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company's portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company's maximum risk of loss from credit risk for portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying CLOs.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred.

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PRIORITY INCOME FUND, INC.                                  29

No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser.

On May 9, 2013, the Securities and Exchange Commission (“SEC”) declared effective our registration statement filed on Form N-2 (the “Registration Statement”). On September 9, 2014, we filed a post-effective amendment to the Registration Statement that included our audited financial statements as of and for the year ended June 30, 2014, as had been included in our annual report to stockholders for the year ended June 30, 2014 (the “2014 Annual Report”) and filed with the SEC on Form N-CSR. Although prospective investors were previously provided with a prospectus supplement containing our audited financial statements as of and for the year ended June 30, 2013, there were approximately three months when the Registration Statement, as declared effective, did not technically contain financial information that was current for purposes of Section 10(a)(3) under the Securities Act (the “Applicable Period”). During the Applicable Period, 695,952 shares of Class R common stock at purchase prices of $15.00 or $14.85 per share and 7,319 shares of Class I common stock were sold at a purchase prices of $13.80 per share for gross proceeds of approximately $10.5 million. Such shares may have been issued in violation of Section 5 under the Securities Act, and, as a result, the purchasers of those shares may have rescission rights or claims for damages. To ensure that our stockholders are not harmed by any claims for rescission, we have entered into an indemnification agreement with the Adviser whereby the Adviser has agreed to provide funds necessary for stockholder claims for rescission if we are unable to do so and to indemnify us for any losses arising from rescission claims and legal expenses incurred by us if we defend against stockholder claims for rescission.

The Company is not currently subject to any material legal proceedings and, to the Company's knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company's rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the six months ended December 31, 2015 and for the year ended June 30, 2015. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company's expenses and has the same net asset value. As such, the schedule of financial highlights is presented for the Company as a whole.

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PRIORITY INCOME FUND, INC.                                  30

	Six months ended	Year Ended
	December 31, 2015	June 30, 2015
Per share data:
Net asset value, beginning of period	$13.39	$9.60

Net investment income(a)	1.09	1.64
Net realized and unrealized (loss) gain(a)	(1.16)	0.58
Net (decrease) increase in net assets resulting from operations	(0.07)	2.22
Dividends to stockholders from net investment income(c)	(0.75)	(1.50)
Offering costs(a)	(0.03)	(0.27)
Other(b)	0.35	3.34
Net asset value, end of period	$12.89	$13.39

Total return, based on NAV(d)	1.90%	56.24%
Supplemental Data:
Net assets, end of period	$118,634,569	$69,237,648
Ratio to average net assets:
Expenses without reimbursements	3.41%	9.76%
Reimbursements in excess of expenses	—%	—%
Net investment income	8.01%	13.04%

Portfolio turnover	1%	1%

(a)Calculated based on weighted average shares outstanding.
(b)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares during the period.

(c)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the period. Dividends per share are rounded to the nearest $0.01.
(d)Total return, which is not annualized, is based upon the change in net asset value per share between the opening and ending net asset values per share during the period and assumes that dividends are reinvested in accordance with the Company's dividend reinvestment plan. The computation does not the reflect sales load for Class R shares. Total return based on market value is not presented since the Company's shares are not publicly traded.

Note 11. Subsequent Events
On January 8, 2016, the Board declared a regular distribution to stockholders in the amount of $0.02068 per share per week to stockholders of record as of February 5, 12, 19, and 26 to be paid on February 29, 2016.

On January 8, 2016, the Board declared a regular distribution to stockholders in the amount of $0.02068 per share per week to stockholders of record as of March 4, 11, 18 and 28 to be paid on March 29, 2016.

On January 8, 2016, the Board declared a special distribution to stockholders in the amount of $0.10620 per share to be paid on March 29, 2016 to stockholders of record as of March 28, 2016.

On January 16, 2016, pursuant to the Company's Share Repurchase Program, the Company purchased 49,045 common shares validly tendered and not withdrawn at a price equal to $13.98 per share for an aggregate purchase price of $658,649.

On February, 25, 2016, we filed an amendment to our current registration statement filed on Form N-2 with the Securities and Exchange Commission in order to extend the offering period for shares of Company common stock for an additional period of 18 months. As a result the offering period would be extended through November 9, 2017, unless further extended by the our Board of Directors.

On February 25, 2016, in accordance with our share pricing policy, our Board determined that a decrease in the public offering prices was warranted following a decline in our estimated net asset value per share. In order to more accurately reflect our net

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  31

asset value per share, we are decreasing our public offering price to $15.00 per Class R share, $14.10 per Class RIA share, and $13.80 per Class I share from $15.36 per Class R share, $14.44 per Class RIA share, and $14.13 per Class I share. The decreases in the public offering prices are effective as of our February 26, 2016 weekly closing and first applied to subscriptions received from February 19, 2016 through February 25, 2016.

During the period from January 1, 2016 through February 26, 2016, we have raised $20,673,921 of capital, net of offering proceeds, through the issuance of 1,467,624 shares.

During the period from January 1, 2016 through February 26, 2016, we made five CLO equity investments totaling $33,598,250. One of these investments is an add on to an existing investment and two of these investments are co-investments with Pathway Energy Infrastructure Fund, Inc

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  32

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company's Board of Directors' discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an "opt in" distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company's shares pursuant to the Company's distribution reinvestment plan are dependent on the continued registration of the Company's securities or the availability of an exemption from registration in the recipient's home state. Participants in the Company's distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company's Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have "opted in" to the Company's distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company's distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company's transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may "opt in" to the Company's distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company's shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an "Exchange"):

•
during any period when the Company is making a "best-efforts" public offering of the Company's shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a "best-efforts" offering of the Company's shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company's Board of Directors.

To the extent the Company's shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company's shares at the close of regular trading on such Exchange on the valuation date fixed by the Company's Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent's fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders' basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders' account.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  33

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 42	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2018	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration	3	Prospect Capital Corporation, Pathway Energy Infrastructure Fund, Inc.
Robert S. Aisner, 69	Director	Class II Director since July 2012; Term expires 2017	Executive positions of the following entities: Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Behringer Harvard Multifamily REIT I, Inc., Behringer Harvard Holdings, Adaptive Real Estate Income Trust, Inc.	2
Behringer Harvard REIT I, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II,  Inc., Behringer Harvard Multifamily REIT I, Inc., Adaptive Real Estate Income Trust, Inc. and Pathway Energy Infrastructure Fund, Inc

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  34

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 54	Director	Class III Director since October 2012; Term expires 2018	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
William J. Gremp, 73	Director	Since 2012, expires 2017	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.
Eugene S. Stark, 57	Director	Since 2012, expires 2016	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc.

The address for each of our directors is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  35

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 42	Executive Vice President	Since July 2012
Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 55	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, Pathway Energy Infrastructure Management, LLC and Pathway Energy Infrastructure Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2015.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	9,301	—	9,301
William J. Gremp	9,301	—	9,301
Eugene S. Stark	9,301	—	9,301
	Total director compensation		$27,903
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  36

Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Priority Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  37

ADDITIONAL INFORMATION
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, dividends to stockholders during the six months ended December 31, 2015 were approximately $5.6 million.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  38

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Michael D. Cohen, Executive Vice President
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER
Priority Senior Secured Income Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2016 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                  39

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive
Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priorityincomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priorityincomefund.com.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 6. Schedule of Investments.
Please see the Schedule of Investments contained in this report to stockholders included under Item 1 of this Form N-CSRS.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on this Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	The information required by this item is not required in a semi-annual report on this Form N-CSRS.

(b)
There has been no change, as of the date of the filing of the semi-annual report on this Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I shares that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSRS (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 26, 2016

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 26, 2016